SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 13, 2003



                              TAUBMAN CENTERS, INC.
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          MICHIGAN                     1-11530                  38-2033632
----------------------------  ------------------------    ----------------------
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)         (IRS EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NUMBER)

             200 EAST LONG LAKE ROAD, SUITE 300
                 BLOOMFIELD HILLS, MICHIGAN                  48303-0200
           ----------------------------------------          -----------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (248) 258-6800



                                      NONE
                                      ----
                         (FORMER NAME OR FORMER ADDRESS,
                          IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On January 13, 2003, Taubman Centers, Inc. issued a press release relating to an agreement concerning the ownership of the Forum Shops at Caesars and a potential investment in Taubman Centers, Inc. A copy of the press release is attached as an exhibit hereto and incorporated in its entirety herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) EXHIBITS.

EXHIBIT NO.             DESCRIPTION
-----------             -----------
Exhibit (1)             Press release issued by Taubman Centers, Inc. on
                        January 13, 2003

Exhibit (2)             Investor presentation entitled "The Forum Shops at
                        Caesars:  A Unique Opportunity"

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 13, 2003              TAUBMAN CENTERS, INC.


                                     By:  /s/ Robert S. Taubman
                                        -----------------------------------
                                        Robert S. Taubman
                                        Chairman of the Board, President and
                                        Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT NO.             DESCRIPTION
-----------             -----------

Exhibit (1)             Press release issued by Taubman Centers, Inc. on
                        January 13, 2003

Exhibit (2)             Investor presentation entitled "The Forum Shops at
                        Caesars:  A Unique Opportunity"